Exhibit 99.2
Phillips 66 Earnings Release Supplemental Data

CONSOLIDATED INCOME STATEMENT*

	Millions of Dollars, Except as Indicated
	2023					2022
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Revenues and Other Income
Sales and other operating revenues	34,396	35,090			69,486	36,179	48,577	44,955	40,279	169,990
Equity in earnings of affiliates	611	563			1,174	685	917	782	584	2,968
Net gain (loss) on dispositions	34	(12)			22	1	—	1	5	7
Other income (loss)**	48	99			147	(143)	(185)	3,026	39	2,737
Total Revenues and Other Income	35,089	35,740			70,829	36,722	49,309	48,764	40,907	175,702

Costs and Expenses
Purchased crude oil and products	29,341	30,571			59,912	33,495	42,645	38,646	35,146	149,932
Operating expenses	1,578	1,384			2,962	1,340	1,431	1,612	1,728	6,111
Selling, general and administrative expenses	605	593			1,198	433	488	617	630	2,168
Depreciation and amortization	476	495			971	338	359	430	502	1,629
Impairments	8	4			12	—	2	—	58	60
Taxes other than income taxes	207	174			381	149	118	133	130	530
Accretion on discounted liabilities	6	7			13	6	6	5	6	23
Interest and debt expense	192	266			458	135	133	158	193	619
Foreign currency transaction (gains) losses	25	2			27	(2)	21	5	(33)	(9)
Total Costs and Expenses	32,438	33,496			65,934	35,894	45,203	41,606	38,360	161,063
Income before income taxes	2,651	2,244			4,895	828	4,106	7,158	2,547	14,639
Income tax expense	574	510			1,084	171	924	1,618	535	3,248
Net Income	2,077	1,734			3,811	657	3,182	5,540	2,012	11,391
Less: net income attributable to noncontrolling interests	116	37			153	75	15	149	128	367
Net Income Attributable to Phillips 66	1,961	1,697			3,658	582	3,167	5,391	1,884	11,024

Net Income Attributable to Phillips 66 Per Share of Common Stock (dollars)
Basic	4.21	3.73			7.95	1.29	6.55	11.19	3.99	23.36
Diluted	4.20	3.72			7.92	1.29	6.53	11.16	3.97	23.27

Weighted-Average Common Shares Outstanding (thousands)
Basic	464,810	454,450			459,602	449,298	483,088	481,388	471,859	471,497
Diluted	467,034	456,168			461,906	450,011	485,035	483,036	474,327	473,731

Effective tax rate (%)	21.7%	22.7%			22.1%	20.7%	22.5%	22.6%	21.0%	22.2%
Adjusted effective tax rate (%)	21.6%	22.4%			22.0%	20.7%	21.9%	22.3%	22.0%	22.0%
* Refer to Change in Basis of Presentation discussion on page 14.
** Includes the unrealized investment loss on our investment in NOVONIX Limited (NOVONIX). See NOVONIX Investment table on page 5 for more details.

Phillips 66 Earnings Release Supplemental Data

RECONCILIATION OF INCOME (LOSS) BEFORE INCOME TAXES BY SEGMENT TO
NET INCOME ATTRIBUTABLE TO PHILLIPS 66

	Millions of Dollars
	2023					2022
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Midstream*	702	604			1,306	212	258	3,608	656	4,734
Chemicals	198	192			390	396	273	135	52	856
Refining*	1,608	1,134			2,742	173	3,096	2,907	1,640	7,816
Marketing and Specialties*	426	644			1,070	296	739	828	539	2,402
Corporate and Other	(283)	(330)			(613)	(249)	(260)	(320)	(340)	(1,169)
Income before income taxes	2,651	2,244			4,895	828	4,106	7,158	2,547	14,639
Less: income tax expense	574	510			1,084	171	924	1,618	535	3,248
Net Income	2,077	1,734			3,811	657	3,182	5,540	2,012	11,391
Less: net income attributable to noncontrolling interests	116	37			153	75	15	149	128	367
Net Income Attributable to Phillips 66	1,961	1,697			3,658	582	3,167	5,391	1,884	11,024
* Refer to Change in Basis of Presentation discussion on page 14.

RECONCILIATION OF ADJUSTED INCOME (LOSS) BEFORE INCOME TAXES BY SEGMENT TO
ADJUSTED NET INCOME ATTRIBUTABLE TO PHILLIPS 66

	Millions of Dollars
	2023					2022
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Midstream
Transportation*	270	284			554	278	250	229	237	994
NGL and Other*	420	357			777	92	248	412	448	1,200
NOVONIX**	(12)	(15)			(27)	(158)	(240)	(33)	(11)	(442)
Total Midstream	678	626			1,304	212	258	608	674	1,752
Chemicals	198	192			390	396	273	135	52	856
Refining
Atlantic Basin/Europe*	142	149			291	152	1,111	530	618	2,411
Gulf Coast*	705	257			962	58	958	746	360	2,122
Central Corridor*	739	630			1,369	(135)	513	1,343	716	2,437
West Coast*	22	112			134	115	610	264	(68)	921
Total Refining	1,608	1,148			2,756	190	3,192	2,883	1,626	7,891
Total Marketing and Specialties*	426	644			1,070	296	739	828	539	2,402
Corporate and Other	(248)	(236)			(484)	(249)	(235)	(246)	(280)	(1,010)
Adjusted income before income taxes	2,662	2,374			5,036	845	4,227	4,208	2,611	11,891
Less: adjusted income tax expense	576	532			1,108	175	927	937	574	2,613
Adjusted Net Income	2,086	1,842			3,928	670	3,300	3,271	2,037	9,278
Less: adjusted net income attributable to noncontrolling interests	121	76			197	75	15	149	138	377
Adjusted Net Income Attributable to Phillips 66	1,965	1,766			3,731	595	3,285	3,122	1,899	8,901
* Refer to Change in Basis of Presentation discussion on page 14.
** Represents the change in fair value of our investment in NOVONIX. See NOVONIX Investments table on page 5 for more details.

Phillips 66 Earnings Release Supplemental Data

SPECIAL ITEMS INCLUDED IN INCOME (LOSS) BEFORE INCOME TAXES BY SEGMENT
AND NET INCOME ATTRIBUTABLE TO PHILLIPS 66

	Millions of Dollars
	2023					2022
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Midstream
Net gain on asset disposition	36	—			36	—	—	—	—	—
Merger transaction costs	—	—			—	—	—	(13)	—	(13)
Gain related to merger of businesses	—	—			—	—	—	3,013	—	3,013
DCP integration restructuring costs*	(12)	(22)			(34)	—	—	—	(18)	(18)
Total Midstream	24	(22)			2	—	—	3,000	(18)	2,982

Chemicals	—	—			—	—	—	—	—	—

Refining
Hurricane-related costs (recovery)	—	—			—	(17)	—	24	14	21
Net loss on asset disposition	—	(14)			(14)	—	—	—	—	—
Alliance shutdown-related costs**	—	—			—	—	(26)	—	—	(26)
Regulatory compliance costs	—	—			—	—	(70)	—	—	(70)
Total Refining	—	(14)			(14)	(17)	(96)	24	14	(75)

Marketing and Specialties	—	—			—	—	—	—	—	—

Corporate and Other
Business transformation restructuring costs***	(35)	(41)			(76)	—	(25)	(74)	(60)	(159)
Loss on early redemption of DCP debt	—	(53)			(53)	—	—	—	—	—
Total Corporate and Other	(35)	(94)			(129)	—	(25)	(74)	(60)	(159)

Total Special Items (Pre-tax)	(11)	(130)			(141)	(17)	(121)	2,950	(64)	2,748

Less: Income Tax Expense (Benefit)
Tax impact of pre-tax special items****	(2)	(22)			(24)	(4)	(28)	681	(14)	635
Other tax impacts	—	—			—	—	25	—	(25)	—
Total Income Tax Expense (Benefit)	(2)	(22)			(24)	(4)	(3)	681	(39)	635

Less: Income (Loss) Attributable to Noncontrolling Interests
Loss on early redemption of DCP debt	—	(30)			(30)	—	—	—	—	—
DCP integration restructuring costs*	(5)	(9)			(14)	—	—	—	(10)	(10)
Total Income (Loss) Attributable to Noncontrolling Interests	(5)	(39)			(44)	—	—	—	(10)	(10)

Total Phillips 66 Special Items (After-tax)	(4)	(69)			(73)	(13)	(118)	2,269	(15)	2,123

* Restructuring costs, related to the integration of DCP Midstream, primarily reflect severance costs and consulting fees. A portion of these costs are attributable to noncontrolling interests.
** Costs related to the shutdown of the Alliance Refinery totaled $26 million pre-tax in the second quarter of 2022. Shutdown-related costs recorded in the Refining segment include pre-tax charges for the disposal of materials and supplies of $20 million, and asset retirements of $6 million recorded in depreciation and amortization expense.
*** Restructuring costs are related to Phillips 66’s multi-year business transformation efforts are primarily due to consulting fees. Additionally, fourth-quarter of 2022 included a held-for-sale asset impairment of $45 million.
**** We generally tax effect taxable U.S.-based special items using a combined federal and state annual statutory income tax rate of approximately 24%. Taxable special items attributable to foreign locations likewise use a local statutory income tax rate. Nontaxable events reflect zero income tax. These events include, but are not limited to, most goodwill impairments, transactions legislatively exempt from income tax, transactions related to entities for which we have made an assertion that the undistributed earnings are permanently reinvested, or transactions occurring in jurisdictions with a valuation allowance.

SPECIAL ITEMS INCLUDED IN INCOME (LOSS) BEFORE INCOME TAXES BY BUSINESS LINES/REGIONS

	Millions of Dollars
	2023					2022
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Midstream
Transportation	36	—			36	—	—	182	—	182
NGL and Other	(12)	(22)			(34)	—	—	2,818	(18)	2,800
NOVONIX	—	—			—	—	—	—	—	—
Total Midstream	24	(22)			2	—	—	3,000	(18)	2,982

Refining
Atlantic Basin/Europe	—	—			—	—	(9)	—	—	(9)
Gulf Coast	—	(14)			(14)	(17)	(52)	24	14	(31)
Central Corridor	—	—			—	—	(22)	—	—	(22)
West Coast	—	—			—	—	(13)	—	—	(13)
Total Refining	—	(14)			(14)	(17)	(96)	24	14	(75)

Phillips 66 Earnings Release Supplemental Data

CASH FLOW INFORMATION*

	Millions of Dollars
	2023					2022
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Cash Flows From Operating Activities
Net income	2,077	1,734			3,811	657	3,182	5,540	2,012	11,391
Depreciation and amortization	476	495			971	338	359	430	502	1,629
Impairments	8	4			12	—	2	—	58	60
Accretion on discounted liabilities	6	7			13	6	6	5	6	23
Deferred income taxes	146	119			265	142	148	856	174	1,320
Undistributed equity earnings	(242)	(324)			(566)	(100)	(390)	(495)	(323)	(1,308)
Loss on early redemption of debt	—	53			53	—	—	—	—	—
Net (gain) loss on dispositions	(34)	12			(22)	(1)	—	(1)	(5)	(7)
Gain related to merger of businesses	—	—			—	—	—	(3,013)	—	(3,013)
Unrealized investment loss**	11	15			26	169	221	28	15	433
Other	14	(115)			(101)	40	80	(105)	202	217
Net working capital changes	(1,263)	(1,045)			(2,308)	(115)	(1,825)	(101)	2,109	68
Net Cash Provided by Operating Activities	1,199	955			2,154	1,136	1,783	3,144	4,750	10,813

Cash Flows From Investing Activities
Capital expenditures and investments	(378)	(551)			(929)	(370)	(376)	(735)	(713)	(2,194)
Return of investments in equity affiliates	60	59			119	15	33	30	47	125
Proceeds from asset dispositions	77	13			90	1	1	1	1	4
Advances/loans—related parties	—	—			—	—	(75)	—	—	(75)
Collection of advances/loans—related parties	—	—			—	—	101	135	426	662
Other	(24)	47			23	(74)	25	32	7	(10)
Net Cash Used in Investing Activities	(265)	(432)			(697)	(428)	(291)	(537)	(232)	(1,488)

Cash Flows From Financing Activities
Issuance of debt	2,488	2,559			5,047	—	—	—	453	453
Repayment of debt	(1,223)	(1,236)			(2,459)	(24)	(1,457)	(476)	(926)	(2,883)
Issuance of common stock	10	2			12	23	44	—	36	103
Repurchase of common stock	(800)	(1,309)			(2,109)	—	(66)	(694)	(753)	(1,513)
Dividends paid on common stock	(486)	(474)			(960)	(404)	(467)	(466)	(456)	(1,793)
Distributions to noncontrolling interests	(58)	(67)			(125)	(77)	(24)	(3)	(81)	(185)
Repurchase of noncontrolling interests	—	(3,957)			(3,957)	—	—	—	(500)	(500)
Other	(48)	(11)			(59)	(30)	(7)	(18)	(15)	(70)
Net Cash Used in Financing Activities	(117)	(4,493)			(4,610)	(512)	(1,977)	(1,657)	(2,242)	(6,388)

Effect of Exchange Rate Changes on Cash and Cash Equivalents	15	34			49	(8)	(41)	(15)	113	49

Net Change in Cash and Cash Equivalents	832	(3,936)			(3,104)	188	(526)	935	2,389	2,986
Cash and cash equivalents at beginning of period	6,133	6,965			6,133	3,147	3,335	2,809	3,744	3,147
Cash and Cash Equivalents at End of Period	6,965	3,029			3,029	3,335	2,809	3,744	6,133	6,133
* Refer to Change in Basis of Presentation discussion on page 14.
** Represents the unrealized loss on our investment in NOVONIX. See NOVONIX Investment table on page 5 for more details.

CAPITAL PROGRAM

	Millions of Dollars
	2023					2022
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Consolidated Capital Expenditures and Investments
Midstream*†	124	176			300	163	105	461	314	1,043
Chemicals	—	—			—	—	—	—	—	—
Refining†	227	329			556	172	221	211	324	928
Marketing and Specialties	11	25			36	11	19	30	29	89
Corporate and Other	16	21			37	24	31	33	46	134
Consolidated Capital Expenditures and Investments	378	551			929	370	376	735	713	2,194
* Includes 100% of DCP Midstream, LLC Class A Segment (DCP Midstream Class A Segment), DCP Sand Hills Pipeline, LLC (DCP Sand Hills) and DCP Southern Hills Pipeline, LLC (DCP Southern Hills) capital expenditures and investments from August 18, 2022, forward, net of acquired cash.
† Refer to Change in Basis of Presentation discussion on page 14.

Proportional Share of Selected Equity Affiliates Capital Expenditures and Investments*
CPChem (Chemicals)	142	377			519	113	161	158	269	701
WRB (Refining)	45	47			92	42	47	36	52	177
Selected Equity Affiliates	187	424			611	155	208	194	321	878

* Our share of joint ventures' capital spending, excluding DCP Midstream, LLC (DCP Midstream) due to the consolidation of DCP Midstream Class A Segment. Refer to Change in Basis of Presentation discussion on page 14.

Phillips 66 Earnings Release Supplemental Data

MIDSTREAM

	Millions of Dollars, Except as Indicated
	2023					2022
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Income before Income Taxes
Transportation*	306	284			590	278	250	411	237	1,176
NGL and Other*	408	335			743	92	248	3,230	430	4,000
NOVONIX	(12)	(15)			(27)	(158)	(240)	(33)	(11)	(442)
Income before Income Taxes	702	604			1,306	212	258	3,608	656	4,734
* Refer to Change in Basis of Presentation discussion on page 14.

Equity in Earnings of Affiliates
Transportation	125	130			255	154	133	133	125	545
NGL and Other	26	40			66	73	186	81	31	371
NOVONIX	—	—			—	—	—	—	—	—
Total	151	170			321	227	319	214	156	916

NOVONIX Investment
Unrealized Investment Loss	(11)	(15)			(26)	(169)	(221)	(28)	(15)	(433)
Unrealized Foreign Currency Transaction Gain (Loss)	(1)	—			(1)	11	(19)	(5)	4	(9)
Change in Fair Value of NOVONIX Investment	(12)	(15)			(27)	(158)	(240)	(33)	(11)	(442)

Depreciation and Amortization*
Transportation	40	40			80	39	43	46	46	174
NGL and Other**	184	194			378	50	50	115	179	394
NOVONIX	—	—			—	—	—	—	—	—
Total	224	234			458	89	93	161	225	568
* Excludes D&A of all non-consolidated affiliates.
** Refer to Change in Basis of Presentation discussion on page 14.

Operating and SG&A Expenses*
Transportation	179	178			357	186	187	224	217	814
NGL and Other**	371	373			744	81	89	281	393	844
NOVONIX	—	—			—	—	—	—	—	—
Total	550	551			1,101	267	276	505	610	1,658
* Excludes operating and SG&A expenses of all non-consolidated affiliates.
** Refer to Change in Basis of Presentation discussion on page 14.

Transportation Volumes (MB/D)
Pipelines*	3,039	3,254			3,147	3,099	3,066	3,084	3,109	3,089
Terminals	3,203	3,149			3,176	2,900	2,917	3,066	3,039	2,981
* Pipelines represent the sum of volumes transported through each separately tariffed consolidated pipeline segment, excluding NGL pipelines.

PSX Other Volumes
NGL Fractionated (MB/D)*	660	738			699	452	469	508	686	529
NGL Production (MB/D)**	421	444			433	400	438	434	420	423
NGL Pipelines Throughput (MB/D)***	918	898			908	885	927	946	894	913
Wellhead Volume (Bcf/D)**	4.5	4.5			4.5	4.1	4.4	4.5	4.5	4.4
* Includes 100% of DCP Midstream Class A Segment from August 18, 2022, forward.
** Includes 100% of DCP Midstream Class A Segment.
*** Includes 100% of DCP Midstream Class A Segment and Phillips 66's direct interest in DCP Sand Hills and DCP Southern Hills.

Market Indicator
Weighted-Average NGL Price ($/gal)*	0.74	0.61			0.68	1.10	1.15	0.98	0.76	1.00
* Based on index prices from the Mont Belvieu market hub, which are weighted by NGL component mix.

Phillips 66 Earnings Release Supplemental Data

MIDSTREAM (continued)

	Millions of Dollars
	2023					2022
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Reconciliation of Midstream Income before Income Taxes to Adjusted EBITDA
Income before income taxes*	702	604			1,306	212	258	3,608	656	4,734
Plus:
Depreciation and amortization	224	234			458	89	93	161	225	568
EBITDA*	926	838			1,764	301	351	3,769	881	5,302

Special Item Adjustments (pre-tax):
Net gain on asset disposition	(36)	—			(36)	—	—	—	—	—
Merger transaction costs	—	—			—	—	—	13	—	13
Gain related to merger of businesses	—	—			—	—	—	(3,013)	—	(3,013)
DCP integration restructuring costs	12	19			31	—	—	—	18	18
Total Special Item Adjustments (pre-tax)	(24)	19			(5)	—	—	(3,000)	18	(2,982)
Change in Fair Value of NOVONIX Investment**	12	15			27	158	240	33	11	442
EBITDA, Adjusted for Special Items and Change in Fair Value of NOVONIX Investment*	914	872			1,786	459	591	802	910	2,762

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	4	5			9	2	4	4	3	13
Proportional share of selected equity affiliates net interest	13	12			25	41	39	26	13	119
Proportional share of selected equity affiliates depreciation and amortization	41	39			80	56	57	51	45	209
Adjusted EBITDA attributable to noncontrolling interests, excluding PSXP	(226)	(168)			(394)	(24)	(21)	(206)	(176)	(427)
Adjusted EBITDA*	746	760			1,506	534	670	677	795	2,676
* Refer to Change in Basis of Presentation discussion on page 14.
** See NOVONIX Investment table on page 5 for more details.

Phillips 66 Earnings Release Supplemental Data

MIDSTREAM (continued)

	Millions of Dollars
	2023					2022
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Transportation
Income before income taxes	306	284			590	278	250	411	237	1,176
Plus:
Depreciation and amortization	40	40			80	39	43	46	46	174
EBITDA*	346	324			670	317	293	457	283	1,350

Special Item Adjustments (pre-tax):
Net gain on asset disposition	(36)	—			(36)	—	—	—	—	—
Gain related to merger of businesses	—	—			—	—	—	(182)	—	(182)
EBITDA, Adjusted for Special Items*	310	324			634	317	293	275	283	1,168

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	4	5			9	2	3	4	3	12
Proportional share of selected equity affiliates net interest	13	12			25	21	19	16	13	69
Proportional share of selected equity affiliates depreciation and amortization	27	27			54	37	38	34	27	136
Adjusted EBITDA attributable to noncontrolling interests, excluding PSXP	(4)	(3)			(7)	(24)	(21)	(11)	(3)	(59)
Adjusted EBITDA*	350	365			715	353	332	318	323	1,326
* Refer to Change in Basis of Presentation discussion on page 14.

NGL and Other
Income before income taxes*	408	335			743	92	248	3,230	430	4,000
Plus:
Depreciation and amortization	184	194			378	50	50	115	179	394
EBITDA*	592	529			1,121	142	298	3,345	609	4,394

Special Item Adjustments (pre-tax):
Merger transaction costs	—	—			—	—	—	13	—	13
Gain related to merger of businesses	—	—			—	—	—	(2,831)	—	(2,831)
DCP integration restructuring costs	12	19			31	—	—	—	18	18
EBITDA, Adjusted for Special Items*	604	548			1,152	142	298	527	627	1,594

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	—	—			—	—	1	—	—	1
Proportional share of selected equity affiliates net interest	—	—			—	20	20	10	—	50
Proportional share of selected equity affiliates depreciation and amortization	14	12			26	19	19	17	18	73
Adjusted EBITDA attributable to noncontrolling interests, excluding PSXP	(222)	(165)			(387)	—	—	(195)	(173)	(368)
Adjusted EBITDA*	396	395			791	181	338	359	472	1,350
* Refer to Change in Basis of Presentation discussion on page 14.

Phillips 66 Earnings Release Supplemental Data

CHEMICALS

	Millions of Dollars, Except as Indicated
	2023					2022
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Income before Income Taxes	198	192			390	396	273	135	52	856

Equity in Earnings of Affiliate	195	189			384	393	271	129	49	842

100% CPChem Results
Net Income, excludes parent company income tax related to CPChem's earnings	390	377			767	764	544	257	97	1,662

Income before Income Taxes	401	389			790	787	566	275	106	1,734

Depreciation and Amortization	142	141			283	141	144	145	155	585

Net Interest Expense*	6	2			8	23	11	12	9	55
* Net of interest income.

Investing Cash Flows—Outflows/(Inflows)
Capital Expenditures and Investments	283	755			1,038	225	322	317	538	1,402
Return of Investments from Equity Companies	—	—			—	(26)	(34)	(5)	—	(65)

Olefins and Polyolefins Capacity Utilization (%)	94%	98%			96%	99%	94%	90%	83%	91%

Market Indicators*
U.S. Industry Prices
Ethylene, Average Acquisition Contract (cents/lb)	26.0	22.7			24.3	39.5	35.0	31.6	26.7	33.2
HDPE Blow Molding, Domestic Spot (cents/lb)	45.8	45.3			45.5	69.8	69.8	52.9	43.3	58.9

U.S. Industry Costs
Ethylene, Cash Cost Weighted Average Feed (cents/lb)	14.7	11.9			13.3	22.1	28.0	26.7	21.7	24.6
HDPE Blow Molding, Total Cash Cost (cents/lb)	40.1	36.4			38.2	53.9	49.8	46.6	41.2	47.9

Ethylene to High-Density Polyethylene Chain Cash Margin (cents/lb)	17.0	19.6			18.3	33.4	26.9	11.2	7.1	19.6
* Source: IHS, Inc.

Reconciliation of Chemicals Income before Income Taxes to Adjusted EBITDA
Income before income taxes	198	192			390	396	273	135	52	856
Plus:
None	—	—			—	—	—	—	—	—
EBITDA	198	192			390	396	273	135	52	856

Special Item Adjustments (pre-tax):
None	—	—			—	—	—	—	—	—
EBITDA, Adjusted for Special Items	198	192			390	396	273	135	52	856

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	20	26			46	29	38	25	12	104
Proportional share of selected equity affiliates net interest	1	—			1	11	6	5	4	26
Proportional share of selected equity affiliates depreciation and amortization	102	101			203	101	103	103	104	411
Adjusted EBITDA	321	319			640	537	420	268	172	1,397

Phillips 66 Earnings Release Supplemental Data

REFINING

	Millions of Dollars, Except as Indicated
	2023					2022
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Income (Loss) before Income Taxes
Atlantic Basin/Europe*	142	149			291	152	1,102	530	618	2,402
Gulf Coast*	705	243			948	41	906	770	374	2,091
Central Corridor*	739	630			1,369	(135)	491	1,343	716	2,415
West Coast*	22	112			134	115	597	264	(68)	908
Income before Income Taxes	1,608	1,134			2,742	173	3,096	2,907	1,640	7,816
* Refer to Change in Basis of Presentation discussion on page 14.

Income (Loss) before Income Taxes ($/BBL)
Atlantic Basin/Europe	3.60	3.33			3.45	3.17	22.10	10.72	11.88	12.05
Gulf Coast	13.73	4.83			9.33	0.79	17.25	15.27	7.77	10.29
Central Corridor	28.42	23.02			25.65	(5.70)	21.69	53.36	27.01	24.64
West Coast	0.77	3.58			2.25	3.98	19.77	9.14	(2.47)	7.86
Worldwide	11.07	7.38			9.17	1.13	19.95	18.89	10.64	12.69

Realized Refining Margins ($/BBL)*
Atlantic Basin/Europe	16.13	10.94			13.37	11.71	30.39	19.22	19.58	20.30
Gulf Coast	21.28	11.84			16.61	8.59	25.71	22.30	16.35	18.25
Central Corridor	26.86	22.62			24.68	7.89	26.72	38.76	25.03	24.96
West Coast	16.53	16.27			16.39	17.74	33.31	28.64	16.77	24.31
Worldwide	20.72	15.32			17.94	10.83	28.62	26.87	19.73	21.55
* See note on the use of non-GAAP measures. Also, reconciliations of income (loss) before income taxes to realized refining margin for each period and by region are included in the "Realized Margin Non-GAAP Reconciliations" section.

Equity in Earnings (Losses) of Affiliates
Atlantic Basin/Europe	(2)	(2)			(4)	(3)	(2)	(2)	(2)	(9)
Gulf Coast	1	—			1	(2)	(3)	(1)	(1)	(7)
Central Corridor	200	119			319	(16)	228	294	257	763
West Coast	—	—			—	—	—	—	—	—
Total	199	117			316	(21)	223	291	254	747

Depreciation and Amortization*
Atlantic Basin/Europe	50	52			102	52	51	50	49	202
Gulf Coast**	60	60			120	56	67	58	61	242
Central Corridor	38	38			76	35	36	36	40	147
West Coast	54	55			109	60	63	76	76	275
Total	202	205			407	203	217	220	226	866
* Excludes D&A of all equity affiliates.
** Refer to Change in Basis of Presentation discussion on page 14.

Operating and SG&A Expenses*
Atlantic Basin/Europe**	375	243			618	302	303	329	349	1,283
Gulf Coast**	290	253			543	321	325	277	326	1,249
Central Corridor**	187	174			361	197	277	193	204	871
West Coast**	360	308			668	313	314	458	432	1,517
Total	1,212	978			2,190	1,133	1,219	1,257	1,311	4,920
* Excludes operating and SG&A expenses of all equity affiliates.
** Refer to Change in Basis of Presentation discussion on page 14.

Turnaround Expense, included in Operating and SG&A Expenses*
Atlantic Basin/Europe	124	38			162	13	22	44	52	131
Gulf Coast	56	23			79	31	40	53	101	225
Central Corridor	12	12			24	26	117	17	17	177
West Coast	42	29			71	32	44	111	66	253
Total	234	102			336	102	223	225	236	786
* Excludes turnaround expense of all equity affiliates.

Taxes Other than Income Taxes
Atlantic Basin/Europe	22	17			39	19	14	14	6	53
Gulf Coast*	33	25			58	27	22	19	19	87
Central Corridor	25	26			51	18	18	16	5	57
West Coast	33	31			64	24	19	31	17	91
Total	113	99			212	88	73	80	47	288
* Refer to Change in Basis of Presentation discussion on page 14.

Foreign Currency Gains (Losses) Pre-Tax	(21)	(1)			(22)	(8)	(10)	(5)	30	7

Refining—Equity Affiliate Information
Equity in earnings (losses) of affiliates	199	117			316	(21)	223	291	254	747
Less: Share of equity affiliate gross margin included in Realized Refining Margin and other equity affiliate-related costs*	(428)	(335)			(763)	(228)	(495)	(539)	(499)	(1,761)
Equity affiliate-related expenses not included in Realized Refining Margins	(229)	(218)			(447)	(249)	(272)	(248)	(245)	(1,014)
Regional Totals
Atlantic Basin/Europe	(28)	(24)			(52)	(26)	(28)	(24)	(24)	(102)
Gulf Coast	1	—			1	(2)	(3)	(1)	(1)	(7)
Central Corridor	(202)	(194)			(396)	(221)	(241)	(223)	(220)	(905)
Total	(229)	(218)			(447)	(249)	(272)	(248)	(245)	(1,014)
* Other costs associated with equity affiliates which do not flow through equity earnings (losses).

Phillips 66 Earnings Release Supplemental Data

REFINING (continued)

	2023					2022
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Reconciliation of Refining Income before Income Taxes to Adjusted EBITDA ($ Millions)
Income before income taxes*	1,608	1,134			2,742	173	3,096	2,907	1,640	7,816
Plus:
Depreciation and amortization*	202	205			407	203	217	220	226	866
EBITDA*	1,810	1,339			3,149	376	3,313	3,127	1,866	8,682

Special Item Adjustments (pre-tax):
Hurricane-related costs (recovery)	—	—			—	17	—	(24)	(14)	(21)
Net loss on asset disposition	—	14			14	—	—	—	—	—
Alliance shutdown-related costs	—	—			—	—	20	—	—	20
Regulatory compliance costs	—	—			—	—	70	—	—	70
EBITDA, Adjusted for Special Items*	1,810	1,353			3,163	393	3,403	3,103	1,852	8,751

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	—	1			1	—	—	1	1	2
Proportional share of selected equity affiliates net interest	1	(3)			(2)	2	3	1	—	6
Proportional share of selected equity affiliates depreciation and amortization	23	24			47	23	23	22	24	92
Adjusted EBITDA*	1,834	1,375			3,209	418	3,429	3,127	1,877	8,851
* Refer to Change in Basis of Presentation discussion on page 14.

Operating Statistics
Atlantic Basin/Europe*
Crude Oil Charge Input (MB/D)	443	464			453	503	526	525	542	524
Total Processed Inputs (MB/D)	438	492			465	533	548	538	566	546
Crude Oil Capacity Utilization (%)	82%	86%			84%	94%	98%	98%	101%	98%
Clean Product Yield (%)	84%	85%			84%	85%	83%	82%	83%	83%
* Includes our proportionate share of a refinery complex in Karlsruhe, Germany.

Gulf Coast
Crude Oil Charge Input (MB/D)	519	498			509	497	500	481	473	488
Total Processed Inputs (MB/D)	571	553			561	579	577	548	523	557
Crude Oil Capacity Utilization (%)	98%	94%			96%	94%	94%	91%	89%	92%
Clean Product Yield (%)	77%	80%			79%	77%	79%	81%	81%	79%

Central Corridor*
Crude Oil Charge Input (MB/D)	475	498			487	453	435	492	497	469
Total Processed Inputs (MB/D)	492	515			504	470	446	509	515	485
Crude Oil Capacity Utilization (%)	89%	94%			92%	85%	82%	93%	94%	88%
Clean Product Yield (%)	89%	89%			89%	88%	87%	88%	91%	88%
* Includes our proportionate share of the Borger Refinery and Wood River Refinery.

West Coast
Crude Oil Charge Input (MB/D)	281	314			297	294	306	290	269	290
Total Processed Inputs (MB/D)	316	343			330	321	332	314	299	316
Crude Oil Capacity Utilization (%)	88%	98%			93%	81%	84%	80%	74%	80%
Clean Product Yield (%)	86%	90%			88%	90%	85%	90%	89%	89%

Worldwide—Including Proportionate Share of Equity Affiliates
Crude Oil Charge Input (MB/D)	1,718	1,774			1,746	1,747	1,767	1,788	1,781	1,771
Total Processed Inputs (MB/D)	1,817	1,903			1,860	1,903	1,903	1,909	1,903	1,904
Crude Oil Capacity Utilization (%)	90%	93%			91%	89%	90%	91%	91%	90%
Clean Product Yield (%)	83%	86%			85%	84%	83%	85%	86%	84%

Phillips 66 Earnings Release Supplemental Data

REFINING (continued)

	2023					2022
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Refined Petroleum Products Production (MB/D)
Atlantic Basin/Europe*
Gasoline	170	210			190	226	221	210	230	222
Distillates	187	198			193	210	216	215	226	217
Other	81	87			84	102	113	114	113	110
Total	438	495			467	538	550	539	569	549
* Includes our proportionate share of a refinery complex in Karlsruhe, Germany.

Gulf Coast
Gasoline	222	230			226	233	231	223	226	228
Distillates	205	201			203	194	206	200	185	196
Other	153	131			142	163	149	134	118	141
Total	580	562			571	590	586	557	529	565

Central Corridor*
Gasoline	245	253			249	235	211	246	260	238
Distillates	191	202			197	176	176	200	206	190
Other	58	64			61	63	59	66	52	59
Total	494	519			507	474	446	512	518	487
* Includes our proportionate share of the Borger Refinery and Wood River Refinery.

West Coast
Gasoline	165	175			170	166	156	158	156	159
Distillates	106	133			119	123	126	124	110	121
Other	43	35			39	32	48	30	29	35
Total	314	343			328	321	330	312	295	315

Worldwide—Including Proportionate Share of Equity Affiliates
Gasoline	802	868			835	860	819	837	872	847
Distillates	689	734			712	703	724	739	727	724
Other	335	317			326	360	369	344	312	345
Total	1,826	1,919			1,873	1,923	1,912	1,920	1,911	1,916

Market Indicators*
Crude and Crude Differentials ($/BBL)
WTI	76.11	73.78			74.94	94.49	108.66	91.76	82.85	94.44
Brent	81.27	78.39			79.83	101.40	113.78	100.85	88.71	101.19
LLS	79.00	75.85			77.43	96.77	110.15	94.19	85.50	96.65
ANS	79.14	78.60			78.87	95.61	112.48	99.12	87.99	98.80
WTI less Maya	13.28	10.11			11.69	5.62	4.87	7.30	11.26	7.26
WTI less WCS (settlement differential)	24.77	15.06			19.92	14.53	12.80	19.86	25.66	18.22

Natural Gas ($/MMBtu)
Henry Hub	2.67	2.12			2.39	4.60	7.39	7.96	5.55	6.38

Product Margins ($/BBL)
Atlantic Basin/Europe
East Coast Gasoline less Brent	20.45	30.79			25.62	13.57	41.02	25.69	20.39	25.17
East Coast Distillate less Brent	42.42	24.62			33.52	28.40	68.16	49.04	73.13	54.68
Gulf Coast
Gulf Coast Gasoline less LLS	21.42	22.79			22.11	16.24	32.87	17.21	11.51	19.46
Gulf Coast Distillate less LLS	41.66	24.45			33.06	28.52	57.49	52.51	56.08	48.65
Central Corridor
Central Gasoline less WTI	26.02	31.35			28.68	16.17	36.31	27.38	14.73	23.65
Central Distillate less WTI	42.25	32.59			37.42	27.31	60.45	60.24	59.20	51.80
West Coast
West Coast Gasoline less ANS	35.35	37.20			36.28	31.92	51.66	46.29	27.03	39.23
West Coast Distillate less ANS	43.08	21.86			32.47	32.28	58.37	50.26	54.10	48.75

Composite Market Crack Spread ($/BBL)**	30.59	28.65			29.62	21.93	46.72	36.29	32.12	34.26

Renewable Volume Obligation (RVO) Cost in Crack ($/BBL)	8.20	7.69			7.94	6.44	7.80	8.11	8.54	7.72
* Based on daily spot prices, unless otherwise noted.
** Weighted average based on Phillips 66 crude capacity.

Phillips 66 Earnings Release Supplemental Data

MARKETING AND SPECIALTIES

	Millions of Dollars, Except as Indicated
	2023					2022
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Income before Income Taxes*	426	644			1,070	296	739	828	539	2,402
* Refer to Change in Basis of Presentation discussion on page 14.

Income before Income Taxes ($/BBL)
U.S.	1.79	2.45			2.14	1.13	2.86	2.16	1.65	1.95
International	4.93	5.67			5.30	0.92	7.30	12.60	8.54	7.44

Realized Marketing Fuel Margins ($/BBL)*
U.S.	2.30	2.88			2.61	1.59	3.24	2.49	2.05	2.34
International	6.45	7.28			6.87	2.30	8.20	12.40	9.94	8.29
* See note on the use of non-GAAP measures. Also, reconciliations of income before income taxes to realized marketing fuel margin for each period and by region are included in the "Realized Margin Non-GAAP Reconciliations" section.

Other Realized Margins and Revenues not included in Marketing Fuel Margins*	211	244			455	246	263	298	180	987
* Excludes gain on dispositions and excise taxes on sales of refined petroleum products.

Equity in Earnings of Affiliates	66	87			153	85	104	148	126	463

Depreciation and Amortization*	27	30			57	27	29	27	27	110
* Excludes D&A of all equity affiliates.

Operating and SG&A Expenses*†	321	340			661	318	359	344	336	1,357
* Excludes operating and SG&A expenses of all equity affiliates.
† Refer to Change in Basis of Presentation discussion on page 14.

Refined Petroleum Products Sales (MB/D)
U.S. Marketing
Gasoline	1,021	1,131			1,076	1,046	1,089	1,096	1,078	1,077
Distillates	675	808			742	834	789	757	774	788
Other	—	—			—	—	—	—	—	—
Total	1,696	1,939			1,818	1,880	1,878	1,853	1,852	1,865

International Marketing
Gasoline	90	94			92	83	87	94	94	90
Distillates	173	167			170	177	171	178	170	174
Other	19	20			19	17	19	16	20	18
Total	282	281			281	277	277	288	284	282

Worldwide Marketing
Gasoline	1,111	1,225			1,168	1,129	1,176	1,190	1,172	1,167
Distillates	848	975			912	1,011	960	935	944	962
Other	19	20			19	17	19	16	20	18
Total	1,978	2,220			2,099	2,157	2,155	2,141	2,136	2,147

Foreign Currency Gains (Losses) Pre-Tax	(4)	(2)			(6)	1	7	6	(4)	10

Reconciliation of Marketing and Specialties Income before Income Taxes to Adjusted EBITDA
Income before income taxes*	426	644			1,070	296	739	828	539	2,402
Plus:
Depreciation and amortization	27	30			57	27	29	27	27	110
EBITDA*	453	674			1,127	323	768	855	566	2,512

Special Item Adjustments (pre-tax):
None	—	—			—	—	—	—	—	—
EBITDA, Adjusted for Special Items*	453	674			1,127	323	768	855	566	2,512

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	5	6			11	6	6	7	5	24
Proportional share of selected equity affiliates net interest	9	14			23	5	5	6	8	24
Proportional share of selected equity affiliates depreciation and amortization	20	18			38	21	18	18	19	76
Adjusted EBITDA*	487	712			1,199	355	797	886	598	2,636
* Refer to Change in Basis of Presentation discussion on page 14.

Phillips 66 Earnings Release Supplemental Data

CORPORATE AND OTHER

	Millions of Dollars, Except as Indicated
	2023					2022
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Loss before Income Taxes*	(283)	(330)			(613)	(249)	(260)	(320)	(340)	(1,169)
* Refer to Change in Basis of Presentation discussion on page 14.

Detail of Loss before Income Taxes
Net interest expense	(124)	(182)			(306)	(132)	(127)	(136)	(142)	(537)
Corporate overhead and other	(159)	(148)			(307)	(117)	(133)	(184)	(198)	(632)
Total	(283)	(330)			(613)	(249)	(260)	(320)	(340)	(1,169)

Net Interest Expense
Interest expense	(198)	(273)			(471)	(144)	(141)	(167)	(200)	(652)
Capitalized interest	6	7			13	9	8	9	7	33
Interest income	68	84			152	3	6	22	51	82
Total	(124)	(182)			(306)	(132)	(127)	(136)	(142)	(537)

Reconciliation of Corporate and Other Loss before Income Taxes to Adjusted EBITDA
Loss before income taxes	(283)	(330)			(613)	(249)	(260)	(320)	(340)	(1,169)
Plus:
Net interest expense	124	182			306	132	127	136	142	537
Depreciation and amortization	23	26			49	19	20	22	24	85
EBITDA	(136)	(122)			(258)	(98)	(113)	(162)	(174)	(547)

Special Item Adjustments (pre-tax):
Business transformation restructuring costs	35	41			76	—	25	74	60	159
EBITDA, Adjusted for Special Items	(101)	(81)			(182)	(98)	(88)	(88)	(114)	(388)

Other Adjustments (pre-tax):
None	—	—			—	—	—	—	—	—
Adjusted EBITDA	(101)	(81)			(182)	(98)	(88)	(88)	(114)	(388)

Foreign Currency Gains (Losses) Pre-Tax	1	1			2	(1)	—	(1)	3	1

Phillips 66 Total Company Debt
Total Debt	18,485	19,866			19,866	14,434	12,969	17,657	17,190	17,190
Debt-to-Capital Ratio (%)	35%	39%			39%	39%	35%	35%	34%	34%

Total Equity	34,916	31,060			31,060	22,121	24,573	33,309	34,106	34,106

Phillips 66 Earnings Release Supplemental Data

RECONCILIATION OF CONSOLIDATED NET INCOME TO ADJUSTED EBITDA ATTRIBUTABLE TO PHILLIPS 66

	Millions of Dollars
	2023					2022
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Net income	2,077	1,734			3,811	657	3,182	5,540	2,012	11,391
Plus:
Income tax expense	574	510			1,084	171	924	1,618	535	3,248
Net interest expense	124	182			306	132	127	136	142	537
Depreciation and amortization	476	495			971	338	359	430	502	1,629
Phillips 66 EBITDA*	3,251	2,921			6,172	1,298	4,592	7,724	3,191	16,805

Special Item Adjustments (pre-tax):
Hurricane-related costs (recovery)	—	—			—	17	—	(24)	(14)	(21)
Net (gain) loss on asset disposition	(36)	14			(22)	—	—	—	—	—
Alliance shutdown-related costs	—	—			—	—	20	—	—	20
Regulatory compliance costs	—	—			—	—	70	—	—	70
DCP integration restructuring costs	12	19			31	—	—	—	18	18
Business transformation restructuring costs	35	41			76	—	25	74	60	159
Merger transaction costs	—	—			—	—	—	13	—	13
Gain related to merger of businesses	—	—			—	—	—	(3,013)	—	(3,013)
Total Special Item Adjustments (pre-tax)	11	74			85	17	115	(2,950)	64	(2,754)
Change in Fair Value of NOVONIX Investment**	12	15			27	158	240	33	11	442
Phillips 66 EBITDA, Adjusted for Special Items and Change in Fair Value of NOVONIX Investment*	3,274	3,010			6,284	1,473	4,947	4,807	3,266	14,493

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	29	38			67	37	48	37	21	143
Proportional share of selected equity affiliates net interest	24	23			47	59	53	38	25	175
Proportional share of selected equity affiliates depreciation and amortization	186	182			368	201	201	194	192	788
Adjusted EBITDA attributable to noncontrolling interests, excluding PSXP	(226)	(168)			(394)	(24)	(21)	(206)	(176)	(427)
Adjusted EBITDA attributable to public ownership interest in PSXP†	—	—			—	(82)	—	—	—	(82)
Phillips 66 Adjusted EBITDA*	3,287	3,085			6,372	1,664	5,228	4,870	3,328	15,090

* Refer to Change in Basis of Presentation discussion below.
** See NOVONIX Investment table on page 5 for more details.
† On March 9, 2022, Phillips 66 Partners LP became a wholly owned subsidiary of Phillips 66.

Use of Non-GAAP Financial Information—This earnings release supplemental data includes the terms "EBITDA," "adjusted EBITDA," "realized refining margin per barrel," and "realized marketing fuel margin per barrel." These are non-GAAP financial measures. EBITDA and adjusted EBITDA are included to help facilitate comparisons of operating performance across periods, to help facilitate comparisons with other companies in our industry and to help facilitate determination of enterprise value. The GAAP measures most directly comparable to EBITDA and adjusted EBITDA are net income for consolidated company information and income before income taxes for segment information. Reconciliations of net income (loss) and income (loss) before income taxes to EBITDA and adjusted EBITDA are included in this earnings release supplemental data. Realized refining margin per barrel is calculated on a similar basis as industry crack spreads and we believe it provides a useful measure of how well we performed relative to benchmark industry margins. Realized marketing fuel margin per barrel demonstrates the value uplift our marketing operations provide by optimizing the placement and ultimate sale of our refineries' fuel production. The GAAP measure most directly comparable to both realized margin per barrel measures is income before income taxes per barrel. Reconciliations of income (loss) before income taxes per barrel to realized refining margin and realized marketing fuel margin are included in this earnings release supplemental data. Adjusted effective tax rate demonstrates the effective tax rate with the consideration of the tax effect on special items. The GAAP financial measure most comparable to adjusted effective tax rate is effective tax rate. A reconciliation of effective tax rate to adjusted effective tax rate is included in this earnings release supplemental data.
Changes in Basis of Presentation—In connection with the merger of DCP Midstream and Gray Oak Holdings LLC (Gray Oak Holdings), the results of our Transportation business reflect a decrease in our indirect economic interest in Gray Oak Pipeline, LLC (Gray Oak Pipeline) to 6.5% from August 18, 2022, forward. Prior to August 18, 2022, the Transportation results presented herein reflect Gray Oak Holdings' 65% economic interests in Gray Oak Pipeline. The results of our NGL and Other business include the consolidated results of DCP Midstream Class A Segment, DCP Sand Hills and DCP Southern Hills from August 18, 2022, forward. Prior to August 18, 2022, our investments in DCP Midstream, DCP Sand Hills and DCP Southern Hills were accounted for using the equity method. As a result of the merger and consolidation, in the third quarter of 2022, we began presenting the results of DCP Midstream Class A Segment within the results of our NGL and Other business. Prior periods also have been updated to reflect the results from our equity investment in DCP Midstream prior to August 18, 2022, within the results of our NGL and Other business. In addition, the DCP Midstream Class A Segment's net interest expense is reflected in our Corporate segment from August 18, 2022, forward. During the fourth quarter of 2022, we changed the internal financial information reviewed by our chief executive officer to evaluate results and allocate resources to reflect the realignment of certain businesses between segments and business lines. We determined this realignment resulted in a change in the composition of our operating segments. Accordingly, prior period results have been recast for comparability. The primary effects of this realignment included moving the results of certain processing assets at our Sweeny and Lake Charles refineries, in the Gulf Coast Region, from the Midstream segment (NGL and Other) to the Refining segment. Additionally, commissions charged to the Refining segment by the Marketing and Specialties segment related to sales of specialty products were eliminated and the costs of the sales organization were reclassified from the Marketing and Specialties segment to the Refining segment. Additionally, we no longer present disaggregated business line results for our Chemicals and Marketing and Specialties segments.

Phillips 66 Earnings Release Supplemental Data

REALIZED MARGIN NON-GAAP RECONCILIATIONS

RECONCILIATION OF INCOME (LOSS) BEFORE INCOME TAXES TO REALIZED REFINING MARGINS

	Millions of Dollars, Except as Indicated
	2023					2022
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

ATLANTIC BASIN/EUROPE
Income before income taxes	142	149			291	152	1,102	530	618	2,402
Plus:
Taxes other than income taxes	22	17			39	19	14	14	6	53
Depreciation, amortization and impairments	50	53			103	52	51	50	50	203
Selling, general and administrative expenses	10	8			18	6	7	18	10	41
Operating expenses	365	235			600	296	296	311	339	1,242
Equity in losses of affiliates	2	2			4	3	2	2	2	9
Other segment (income) expense, net	20	4			24	12	8	2	(28)	(6)
Proportional share of refining gross margins contributed by equity affiliates	26	22			48	23	26	22	22	93
Special items:
Regulatory compliance costs	—	—			—	—	9	—	—	9
Realized refining margins	637	490			1,127	563	1,515	949	1,019	4,046

Total processed inputs (MB)	39,472	44,781			84,253	48,015	49,854	49,420	52,030	199,319
Adjusted total processed inputs (MB)	39,472	44,781			84,253	48,015	49,854	49,420	52,030	199,319

Income before income taxes ($/BBL)**	3.60	3.33			3.45	3.17	22.10	10.72	11.88	12.05
Realized refining margins ($/BBL)***	16.13	10.94			13.37	11.71	30.39	19.22	19.58	20.30

GULF COAST
Income before income taxes	705	243			948	41	906	770	374	2,091
Plus:
Taxes other than income taxes	33	25			58	27	22	19	19	87
Depreciation, amortization and impairments	60	63			123	56	67	59	68	250
Selling, general and administrative expenses	4	4			8	4	5	4	6	19
Operating expenses	286	249			535	317	320	273	320	1,230
Equity in (earnings) losses of affiliates	(1)	—			(1)	2	3	1	1	7
Other segment expense, net	5	12			17	—	1	—	—	1
Proportional share of refining gross margins contributed by equity affiliates	—	—			—	—	—	—	—	—
Special items:
Regulatory compliance costs	—	—			—	—	26	—	—	26
Realized refining margins	1,092	596			1,688	447	1,350	1,126	788	3,711

Total processed inputs (MB)	51,349	50,266			101,615	52,151	52,523	50,435	48,160	203,269
Adjusted total processed inputs (MB)	51,349	50,266			101,615	52,151	52,523	50,435	48,160	203,269

Income before income taxes ($/BBL)**	13.73	4.83			9.33	0.79	17.25	15.27	7.77	10.29
Realized refining margins ($/BBL)***	21.28	11.84			16.61	8.59	25.71	22.30	16.35	18.25

CENTRAL CORRIDOR
Income (loss) before income taxes	739	630			1,369	(135)	491	1,343	716	2,415
Plus:
Taxes other than income taxes	25	26			51	18	18	16	5	57
Depreciation, amortization and impairments	38	38			76	35	36	36	40	147
Selling, general and administrative expenses	21	17			38	13	13	14	22	62
Operating expenses	166	157			323	184	264	179	182	809
Equity in (earnings) losses of affiliates	(200)	(119)			(319)	16	(228)	(294)	(257)	(763)
Other segment (income) expense, net	(1)	(3)			(4)	(4)	2	4	—	2
Proportional share of refining gross margins contributed by equity affiliates	402	313			715	205	469	517	477	1,668
Special items:
Regulatory compliance costs	—	—			—	—	22	—	—	22
Realized refining margins	1,190	1,059			2,249	332	1,087	1,815	1,185	4,419

Total processed inputs (MB)	26,004	27,370			53,374	23,691	22,635	25,167	26,504	97,997
Adjusted total processed inputs (MB)*	44,315	46,841			91,156	42,267	40,629	46,857	47,359	177,112

Income (loss) before income taxes ($/BBL)**	28.42	23.02			25.65	(5.70)	21.69	53.36	27.01	24.64
Realized refining margins ($/BBL)***	26.86	22.62			24.68	7.89	26.72	38.76	25.03	24.96

Phillips 66 Earnings Release Supplemental Data

RECONCILIATION OF INCOME (LOSS) BEFORE INCOME TAXES TO REALIZED REFINING MARGINS (continued)

	Millions of Dollars, Except as Indicated
	2023					2022
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

WEST COAST
Income (loss) before income taxes	22	112			134	115	597	264	(68)	908
Plus:
Taxes other than income taxes	33	31			64	24	19	31	17	91
Depreciation, amortization and impairments	54	55			109	60	63	76	80	279
Selling, general and administrative expenses	10	8			18	7	8	7	9	31
Operating expenses	350	300			650	306	306	451	423	1,486
Other segment (income) expense, net	1	2			3	1	—	(1)	(1)	(1)
Special items:
Regulatory compliance costs	—	—			—	—	13	—	—	13
Realized refining margins	470	508			978	513	1,006	828	460	2,807

Total processed inputs (MB)	28,416	31,246			59,662	28,877	30,199	28,897	27,484	115,457
Adjusted total processed inputs (MB)	28,416	31,246			59,662	28,877	30,199	28,897	27,484	115,457

Income (loss) before income taxes ($/BBL)**	0.77	3.58			2.25	3.98	19.77	9.14	(2.47)	7.86
Realized refining margins ($/BBL)***	16.53	16.27			16.39	17.74	33.31	28.64	16.77	24.31

WORLDWIDE
Income before income taxes	1,608	1,134			2,742	173	3,096	2,907	1,640	7,816
Plus:
Taxes other than income taxes	113	99			212	88	73	80	47	288
Depreciation, amortization and impairments	202	209			411	203	217	221	238	879
Selling, general and administrative expenses	45	37			82	30	33	43	47	153
Operating expenses	1,167	941			2,108	1,103	1,186	1,214	1,264	4,767
Equity in (earnings) losses of affiliates	(199)	(117)			(316)	21	(223)	(291)	(254)	(747)
Other segment (income) expense, net	25	15			40	9	11	5	(29)	(4)
Proportional share of refining gross margins contributed by equity affiliates	428	335			763	228	495	539	499	1,761
Special items:
Regulatory compliance costs	—	—			—	—	70	—	—	70
Realized refining margins	3,389	2,653			6,042	1,855	4,958	4,718	3,452	14,983

Total processed inputs (MB)	145,241	153,663			298,904	152,734	155,211	153,919	154,178	616,042
Adjusted total processed inputs (MB)*	163,552	173,134			336,686	171,310	173,205	175,609	175,033	695,157

Income before income taxes ($/BBL)**	11.07	7.38			9.17	1.13	19.95	18.89	10.64	12.69
Realized refining margins ($/BBL)***	20.72	15.32			17.94	10.83	28.62	26.87	19.73	21.55

* Adjusted total processed inputs include our proportional share of processed inputs of an equity affiliate.
** Income (loss) before income taxes divided by total processed inputs.
*** Realized refining margins per barrel, as presented, are calculated using the underlying realized refining margin amounts, in dollars, divided by adjusted total processed inputs, in barrels. As such, recalculated per barrel amounts using the rounded margins and barrels presented may differ from the presented per barrel amounts.

Phillips 66 Earnings Release Supplemental Data

RECONCILIATION OF INCOME BEFORE INCOME TAXES TO REALIZED MARKETING FUEL MARGINS

	Millions of Dollars, Except as Indicated
	2023					2022
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

UNITED STATES
Income before income taxes	273	432			705	191	489	368	281	1,329
Plus:
Depreciation and amortization	3	3			6	3	3	4	4	14
Selling, general and administrative expenses	181	204			385	182	210	218	198	808
Equity in earnings of affiliates	(3)	(12)			(15)	(7)	(16)	(30)	(18)	(71)
Other operating revenues*	(108)	(122)			(230)	(107)	(139)	(141)	(121)	(508)
Other expense, net	5	4			9	6	6	6	6	24
Realized marketing fuel margins	351	509			860	268	553	425	350	1,596

Total fuel sales volumes (MB)	152,662	176,349			329,011	169,196	170,899	170,473	170,362	680,930

Income before income taxes ($/BBL)	1.79	2.45			2.14	1.13	2.86	2.16	1.65	1.95
Realized marketing fuel margins ($/BBL)**	2.30	2.88			2.61	1.59	3.24	2.49	2.05	2.34

INTERNATIONAL
Income before income taxes	125	145			270	23	185	334	223	765
Plus:
Depreciation and amortization	18	21			39	18	19	17	18	72
Selling, general and administrative expenses	62	63			125	63	62	59	67	251
Equity in earnings of affiliates	(22)	(30)			(52)	(26)	(32)	(31)	(26)	(115)
Other operating revenues*	(13)	(2)			(15)	(12)	(9)	(35)	(6)	(62)
Other (income) expense, net	6	5			11	4	(3)	(3)	(5)	(7)
Marketing margins	176	202			378	70	222	341	271	904
Less: margin for nonfuel related sales	12	16			28	13	14	12	12	51
Realized marketing fuel margins	164	186			350	57	208	329	259	853

Total fuel sales volumes (MB)	25,380	25,569			50,949	24,926	25,329	26,501	26,106	102,862

Income before income taxes ($/BBL)	4.93	5.67			5.30	0.92	7.30	12.60	8.54	7.44
Realized marketing fuel margins ($/BBL)**	6.45	7.28			6.87	2.30	8.20	12.40	9.94	8.29

* Includes other nonfuel revenues and expenses.
** Realized marketing fuel margins per barrel, as presented, are calculated using the underlying realized marketing fuel margin amounts, in dollars, divided by sales volumes, in barrels. As such, recalculated per barrel amounts using the rounded margins and barrels presented may differ from the presented per barrel amounts.

ADJUSTED EFFECTIVE TAX RATE NON-GAAP RECONCILIATION

RECONCILIATION OF EFFECTIVE TAX RATE TO ADJUSTED EFFECTIVE TAX RATE

	Millions of Dollars, Except as Indicated
	2023					2022
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

EFFECTIVE TAX RATES
Income before income taxes	2,651	2,244			4,895	828	4,106	7,158	2,547	14,639
Special items	11	130			141	17	121	(2,950)	64	(2,748)
Adjusted income before income taxes	2,662	2,374			5,036	845	4,227	4,208	2,611	11,891

Income tax expense	574	510			1,084	171	924	1,618	535	3,248
Special items	2	22			24	4	3	(681)	39	(635)
Adjusted income tax expense	576	532			1,108	175	927	937	574	2,613

Effective tax rate (%)	21.7%	22.7%			22.1%	20.7%	22.5%	22.6%	21.0%	22.2%
Adjusted effective tax rate (%)	21.6%	22.4%			22.0%	20.7%	21.9%	22.3%	22.0%	22.0%